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                                                                     Exhibit 4.3

                       GREYSTONE DIGITAL TECHNOLOGY, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                ----------------
                                                                CUSIP 39806G 108
                                                                ----------------
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIED THAT                -SPECIMEN-

is the owner of

   fully paid and nonassessable Common Shares, $.001 par value per share, of

                       GreyStone Digital Technology, Inc.

        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, to all of which the holder by acceptance hereby assents.

                IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.

                This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.

Date

        /s/                            /s/
          Secretary                       President

                      [GreyStone Digital Technology, Inc.
                                 Corporate Seal
                                   Delaware]

No.

COUNTERSIGNED:

                         CORPORATE STOCK TRANSFER, INC.
                           1675 Broadway, Suite 1480
                             Denver, Colorado 80202

By
  --------------------------------------------------------
          Transfer Agent Authorized Signature

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                       GREYSTONE DIGITAL TECHNOLOGY, INC.

                   TRANSFER FEE $7.00 PER CERTIFICATE ISSUED

The corporation shall furnish, without charge, to each stockholder who requests, a statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of stock or series thereof and the variations in the relative rights and preferences between the shares of each series, and the qualifications, limitations or restrictions of such preferences or such rights and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

________________________________________________________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ........Custodian........
                                                        (Cust)          (Minor)
TEN ENT - as tenants by the entireties           under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of
          survivorship and not as tenants             Act.    ..................
          in common                                                (Estate)

Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________
For Value Received, _____________________ hereby sell, assign and transfer unto

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________
(Please print or typewrite name and address of assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
__________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________      X ______________________________________

                                        ________________________________________
SIGNATURE MUST BE GUARANTEED BY A       NOTICE: The signature of this assignment
COMMERCIAL BANK OR TRUST COMPANY        must correspond with the name as written
OR MEMBER FIRM OF ONE OF THE            upon the face of the certificate in
FOLLOWING STOCK EXCHANGES: NEW YORK     every particular, without alteration or
STOCK EXCHANGE, PACIFIC STOCK           enlargement or any change whatever.
EXCHANGE, AMERICAN STOCK EXCHANGE,
MIDWEST STOCK EXCHANGE.